111 South Wacker Drive, 34th Floor Chicago, IL 60606-4302 www.harborfunds.com

  Supplement to Statement of Additional Information dated March 1, 2013

Harbor International Growth Fund

Effective May 21, 2013, Baillie Gifford Overseas Limited replaced Marsico Capital Management, LLC as subadviser to Harbor International Growth Fund.

The following replaces the information under the heading “The Subadvisers” on page 46 for Harbor International Growth Fund:

Harbor International Growth Fund. The Fund is subadvised by Baillie Gifford Overseas Limited. Baillie Gifford Overseas Limited, a registered company incorporated in Scotland, is located at Calton Square, 1 Greenside Row, Edinburgh, Scotland. Baillie Gifford Overseas Limited was organized in 1983, and had approximately $86 billion in assets under management as of March 31, 2013. Baillie Gifford Overseas Limited is a wholly owned subsidiary of Baillie Gifford & Co., which is a partnership controlled by its full-time working partners. Baillie Gifford & Co. had approximately $142 billion in assets under management as of March 31, 2013, including the assets managed by Baillie Gifford Overseas Limited. Baillie Gifford Overseas Limited and Baillie Gifford & Co. are authorized and regulated in the United Kingdom by the Financial Conduct Authority.

The following replaces the information under the heading “The Portfolio Managers” on page 49 for Harbor International Growth Fund:

Other Accounts Managed

	Other Registered Investment Companies				Other Pooled Investment Vehicles				Other Accounts

	# of Accounts		Total Assets (in millions)		# of Accounts		Total Assets (in millions)		# of Accounts		Total Assets (in millions)

HARBOR INTERNATIONAL GROWTH FUND
Gerard Callahan
All Accounts	3	*	$381	*	7	*	$867	*	20	*	$6,929	*
Accounts where advisory fee is based on account performance (subset of above)	0	*	0	*	0	*	0	*	1	*	$352	*

Iain Campbell
All Accounts	3	*	$381	*	6	*	$137	*	17	*	$5,657	*
Accounts where advisory fee is based on account performance (subset of above)	0	*	0	*	0	*	0	*	1	*	$352	*

Joe Faraday, CFA
All Accounts	3	*	$381	*	1	*	$29	*	13	*	$3,408	*
Accounts where advisory fee is based on account performance (subset of above)	0	*	0	*	0	*	0	*	1	*	$352	*

Paul Faulkner, CFA
All Accounts	3	*	$381	*	3	*	$843	*	18	*	$5,286	*
Accounts where advisory fee is based on account performance (subset of above)	0	*	0	*	0	*	0	*	1	*	$352	*

*Information is as of March 31, 2013.

Investors Should Retain This Supplement For Future Reference

S0521.SAI.0301

111 South Wacker Drive, 34th Floor Chicago, IL 60606-4302 www.harborfunds.com

  Supplement to Statement of Additional Information dated March 1, 2013

The following supplements the information under the heading “The Portfolio Managers” on page 51:

Baillie Gifford Overseas Limited

CONFLICTS OF INTEREST

Baillie Gifford Overseas Limited individual portfolio managers may manage multiple accounts for multiple clients, including the Harbor International Growth Fund. In addition to mutual funds, these other accounts may include separate accounts, collective investment schemes, or offshore funds. Baillie Gifford Overseas Limited manages potential conflicts between the Harbor International Growth Fund and other types of accounts through allocation policies and procedures, and internal review processes. Baillie Gifford Overseas Limited has developed trade allocation systems and controls to ensure that no one client, regardless of type, is intentionally favored at the expense of another. Allocation policies are designed to address potential conflicts in situations where two or more funds or accounts participate in investment decisions involving the same securities.

COMPENSATION

Compensation arrangements within Baillie Gifford Overseas Limited vary depending upon whether the individual is an employee or partner of Baillie Gifford & Co., the sole owner of Baillie Gifford Overseas Limited. For employees, a portfolio manager’s compensation generally consists of base salary, bonus, and payments under Baillie Gifford & Co.’s long term incentive program. In addition, portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all Baillie Gifford & Co. employees. Also, certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Baillie Gifford & Co. offers. These plans are structured to provide the same retirement benefits as the standard retirement benefits. A portfolio manager’s base salary is determined by the portfolio manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses and is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. A portfolio manager’s bonus is determined by a number of factors, including investment performance, the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. Investment performance is measured over three years and is based on performance targets that are set and reviewed annually by the Chief of Investment Staff. The bonus is paid on an annual basis.

Under the long term incentive program eligible participants receive an annual payment based on their years of service, job level and, if applicable, management responsibilities. The long term incentive award is based on investment performance relative to competitors and Baillie Gifford & Co.’s operating efficiencies.

Gerard Callahan is a partner of Baillie Gifford & Co. His remuneration comprises a base salary and a share of the partnership profits. The profit share is calculated as a percentage of total partnership profits based on seniority, role within Baillie Gifford & Co. and length of service. The basis for the profit share is detailed in the Baillie Gifford & Co. Partnership Agreement. The main staff benefits such as pension schemes are not available to partners and therefore partners provide for benefits from their own personal funds.

Investors Should Retain This Supplement For Future Reference

S0521.SAI.0301

111 South Wacker Drive, 34th Floor Chicago, IL 60606-4302 www.harborfunds.com

  Supplement to Statement of Additional Information dated March 1, 2013

SECURITIES OWNERSHIP

As of March 31, 2013, Messrs. Callahan, Campbell, Faraday and Faulkner did not beneficially own any shares of Harbor International Growth Fund.

The following supplements the information under the heading “Portfolio Holdings Disclosure Policy” on page 71:

•

Factset, StatPro, SunGard APT, UBS PAS and Style Research, each of whom provide services to Baillie Gifford Overseas Limited, for the sole purpose of assisting Baillie Gifford Overseas Limited in performing its services as Subadviser to Harbor International Growth Fund.

Dated: May 21, 2013

All Funds

At a special in-person meeting of the Board of Trustees (the “Board”) of Harbor Funds (the “Trust”, and each series thereof, a “Fund”) on March 25-26, 2013, the Board considered and unanimously approved new investment advisory agreements between the Funds and Harbor Capital Advisors, Inc. (“Harbor Capital”), the Funds’ current investment adviser. The new investment advisory agreements will take effect following the sale of 90.00001% of the outstanding shares of Robeco Groep N.V. (“Robeco”), Harbor Capital’s parent company, by Cooperative Centrale Raiffeisen-Boerenleenbank B.A. (“Rabobank”) to ORIX Corporation (“ORIX”) (such sale, the “Transaction”). Because the Transaction results in a change of control of Harbor Capital, the existing investment advisory agreements between the Funds and Harbor Capital terminate automatically upon the closing of the Transaction. The Transaction is expected to close in the summer of 2013 provided all required regulatory and other approvals have been obtained.

The Board also unanimously recommended that the Funds’ shareholders approve the new investment advisory agreements between the Funds and Harbor Capital. The Board further unanimously approved new investment subadvisory agreements among Harbor Capital, the Trust (on behalf of the Funds), and the Funds’ existing subadvisers to take effect upon the closing of the Transaction and the approval of the investment advisory agreements by each Fund’s shareholders.

The Transaction is not anticipated to have any material effect on the operations of the Funds or Harbor Capital, and there will be no change in subadvisers as a result of the Transaction. The Board’s adoption of new investment advisory and subadvisory agreements will not result in an increase in any Fund’s investment advisory or subadvisory fees.

ORIX, which was established in 1964, is an integrated financial services group based in Tokyo, Japan. ORIX provides a range of financial services to corporate and retail customers around the world, including financing, leasing, real estate and investment banking services. Shares of ORIX trade publicly on both the New York Stock Exchange (through American Depositary Receipts) and the Tokyo Stock Exchange.

Dated: March 27, 2013

Investors Should Retain This Supplement For Future Reference

S0521.SAI.0301